                                                                   EXHIBIT 10.31

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                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                                   GPX CORP.

                       --------------------------------



                                AMENDMENT NO. 3

                          dated as of March 29, 1999

                                      to



                  Note Agreement dated as of January 31, 1996
        $25,000,000 6.45% Senior Notes, Series A, Due January 31, 2002 $50,000,000 6.76% Senior Notes, Series B, Due January 31, 2006



                       --------------------------------


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

                       AMENDMENT NO. 3 TO NOTE AGREEMENT



          THIS AMENDMENT NO. 3 TO NOTE AGREEMENT dated as of March 29, 1999, (this "Amendment"), is entered into by and between GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and GPX CORP., a Nevada corporation ("GPX," and together with the Company, the "Co-Makers"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and PRINCIPAL LIFE INSURANCE COMPANY ("Principal") (collectively, the "Purchasers").

                                    Recitals

     A. The Co-Makers and the Purchasers entered into a Note Agreement dated as of January 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note Agreement"), pursuant to which the Co-Makers issued and sold to the Purchasers and the Purchasers purchased, on the terms and conditions therein set forth, the Co-Makers' 6.45% Senior Notes, Series A, Due January 31, 2002, in the aggregate principal amount of $25,000,000, and 6.76% Senior Notes, Series B, Due January 31, 2006 in the aggregate principal amount of $50,000,000 (the "Notes"). The Purchasers remain, collectively, the holders of 100% of the outstanding principal amount of the Notes.

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.

     B. The Co-Makers and Chase Bank of Texas, N.A., Bank of America National Trust and Savings Association, ABN Amro Bank N.V., The Chase Manhattan Bank and the other financial institutions party thereto (collectively, the "Banks") have entered into a Credit Agreement dated as of August 31, 1998 (as the same may be amended, modified, or supplemented from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to extend credit to the Co-Makers in the form of revolving credit advances not to exceed an aggregate principal amount of $215,000,000.

     C. The Restricted Subsidiaries (including GPX) that have executed guaranties in connection with the Credit Agreement and the Company (collectively, the "Guarantors") have executed Guaranties in respect of the Co-Makers' obligations under the Notes.

     D. The Guarantors, the Banks, and the Purchasers have executed a Sharing Agreement dated as of August 31, 1998 as supplemented by agreement dated as of October 2, 1998.

     E. The Co-Makers and the Banks intend to amend certain provisions of the Credit Agreement (herein, the "Credit Agreement Amendment"), and the Co-Makers and the Purchasers desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

     NOW, THEREFORE, the Co-Makers and the Purchasers, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:


     Section 1. Amendment of the Note Agreement. The Note Agreement is hereby amended as follows:

     (a) Paragraphs 1A and 1B of the Note Agreement are amended to read in their entirety as follows:

     1A. Authorization of Issue of Series A Notes. The Co-Makers will authorize the issue of their joint and several senior promissory notes, Series A, in the aggregate principal amount of $25,000,000: (i) to be dated the date of issue thereof; (ii) to mature January 31, 2002; (iii) to bear interest on the unpaid balance thereof from the date thereof (A) until the principal thereof shall have become due and payable at the rate of 6.45% per annum, provided, however, that if a Credit Agreement Termination has not occurred on or prior to August 1, 1999, such unpaid balance shall bear interest commencing August 1, 1999, until the principal thereof shall have become due and payable, at the rate of 10.45% per annum and (B) on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto. The term "Series A Notes" as used herein shall include each such senior promissory note, Series A, delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Series A Note pursuant to any such provision.

          1B. Authorization of Issue of Series B Notes. The Co-Makers will authorize the issue of their joint and several senior promissory notes, Series B, in the aggregate principal amount of $50,000,000: (i) to be dated the date of issue thereof ; (ii)to mature January 31, 2006; (iii) to bear interest (A) on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 6.76% per annum, provided, however, that if a Credit Agreement Termination has not occurred on or prior to August 1, 1999, such unpaid balance shall bear interest commencing August 1, 1999, until the principal thereof shall have become due and payable, at the rate of 10.76% per annum and (B) on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit B attached hereto. The term "Series B Notes" as used herein shall include each such senior promissory note, Series B, delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Series B Note pursuant to any such provision.

          Capitalized terms used herein have the meanings specified in paragraph
10. The term "Notes" as used herein shall include each Series A Note and each Series B Note.

     (b) A new Paragraph 4E is added to the Note Agreement to read in its entirety as follows:

          4E. Mandatory Prepayment. The Notes shall be prepaid in the amounts and in the circumstances provided in paragraph 6F.

     (c) Paragraph 5A is amended by inserting the paragraph number and punctuation "6C," immediately preceding the reference to "6D" in the fourth line of the text immediately following paragraph 5A(vi), and by deleting the word "and" found between the references to paragraphs "6F" and "6G" in that line, and by inserting the words "and 6I" following the reference to "6G" in that line.

     (d) A new paragraph 5M is added to the Note Agreement to read in its entirety as follows:

          5M. Payment of Fee Absent Credit Agreement Termination. Unless on or prior to August 1, 1999, a Credit Agreement Termination has occurred, the Company shall pay on August 1, 1999 to each Purchaser an amount equal to 0.50% of the principal amount then outstanding on the Notes held by such Purchaser.

     (e) Paragraphs 6A, 6B and 6C of the Note Agreement are amended in their entirety to read as follows:

               6A. Minimum Consolidated Net Worth. The Company will not permit Consolidated Net Worth to be less than (1) at all times during the period from and including December 31, 1998 to and including June 30, 2000, (a) in the event the Ameri-Forge Write-Down has not been taken on or before the date of determination or is taken after March 31, 1999, $270,000,000, and (b) in the event the Ameri-Forge Write-Down is taken on or before the date of determination but no later than March 31, 1999, an amount equal to (i) the difference of $290,000,000 minus the Ameri-Forge Write-Down Amount, multiplied by (ii) 93%, and
          (2) $325,000,000 at all times on and after July 1, 2000.

               6B. Limitation on Consolidated Total Debt. The Company will not and will not permit any Restricted Subsidiary to create, incur, assume, or suffer to exist any Debt if Consolidated Total Debt will,
          (i) at any time during the period commencing December 31, 1998 and ending July 31, 1999, exceed 64% of Total Capitalization; (ii) at any time during the period commencing August 1, 1999 and ending September 30, 1999, exceed 55% of Total Capitalization; (iii) at any time during the period commencing October 1, 1999 and ending December 31, 1999, exceed 50% of Total Capitalization; or (iv) at any time after December 31, 1999, exceed 45% of Total Capitalization.

               6C. Funded Debt/EBITDA Ratio. The Company will maintain or cause to be maintained, as of the end of each fiscal quarter of the Company for the most recent four (4) fiscal quarters then ended, a ratio of Consolidated Funded Debt to Consolidated EBITDA of not greater than the ratio set forth below during the applicable time period set forth below:

                    Time Period                    Ratio
                    -----------                    -----

               Through August 31, 1999          4.25 to 1.00

               Commencing September 1, 1999,    3.75 to 1.00
               through February 29, 2000

               Commencing March 1, 2000,        3.50 to 1.00
               through August 31, 2000,

               Commencing September 1, 2000,    3.25 to 1.00
               and thereafter

     (f) Paragraph 6F of the Note Agreement is amended by the deletion of the word "either" in subparagraph (i), immediately preceding subparagraph (A); by inserting the phrase "(other than an APG Lime Corp. Disposition or an Ameri-Forge Disposition)" following the phrase "Asset Dispositions" in the first line of subparagraph (A) and in the second line of subparagraph (B); and by addition of new subparagraphs (C) and (D), following subparagraph (B), to read in its entirety as follows:

          (C) in the case of an Ameri-Forge Disposition, the proceeds of such disposition shall (after the Company has given to the holders of the Notes at least ten (10) days' prior written notice of prepayment under this subparagraph) be applied, on the first Business Day following the date of closing of such disposition, to prepay in part, ratably: (1) the Obligations (as defined in the Credit Agreement; and (2) principal of the Notes, and the notes (the "Other Notes") issued under the Note Agreement dated as of June 30, 1998 between the Company and The Prudential Insurance Company of America and U.S. Private Placement Fund, as amended, and the Note Agreement dated as of October 2, 1998 between the Company and The Prudential Insurance Company of America, as amended, and interest on the amount so prepaid (without Yield-Maintenance Amount with respect to the principal of the Notes so prepaid); provided, however, that if a holder of a Note so elects in writing, it may waive its right to such prepayment out of such proceeds; and provided, further, that if any holder of a Note is also a holder of Other Notes, it may apply the principal of such prepayment to such Note and/or Other Notes as such holder may determine in its discretion; or

          (D) in the case of an APG Lime Corp. Disposition, the proceeds of such disposition shall be applied, on the first Business Day following the date of closing of such disposition, to reduce the Debt outstanding under the Credit Agreement provided that the Total Commitment (as defined in the Credit Agreement) is, upon such application, reduced to not more than $140,000,000; or

     (g) Subparagraphs (c) and (d) of paragraph 6G are amended to read in their entirety as follows:

               (c) the Company may merge with any Person if (i) at the time of such merger after giving effect thereto no Default or Event of Default shall exist; (ii) the Company is the surviving entity of such merger; and (iii) the total cash and non-cash consideration paid and Debt assumed or incurred by the Company or any Restricted Subsidiary in connection with such merger and all mergers permitted by subparagraph
          (d) below shall not exceed in the aggregate the amount specified in the provisos in the first sentence of paragraph 6I; and

               (d) any Subsidiary may merge with any other Person if (i) in the case of a merger of a Restricted Subsidiary, (A) the surviving entity:
          (1) is, or as a result of the merger or consolidation, becomes a Restricted Subsidiary, (2) is organized under the laws of any state of the United States of America, (3) shall expressly assume, by written agreement, all of the obligations of such Restricted Subsidiary under its Guaranty, (4) has a net worth of greater than zero at the time of (and after giving effect to) such merger, and (B) immediately following such merger no Default or Event of Default shall exist; and
          (ii) in the case of a Subsidiary that is not a Restricted Subsidiary, the surviving entity shall be a Subsidiary, and (iii) in either case, the total cash and non-cash consideration paid and Debt assumed or incurred by the Company or any Restricted Subsidiary in connection with all such mergers and any merger permitted by subparagraph (c) above shall not exceed in the aggregate the amount specified in the provisos in the first sentence of paragraph 6I.

     (h) New paragraphs 6I and 6J are added to the Note Agreement to read in their entirety as follows:

          6I   Acquisitions.  Without the prior written consent of the Required
          Holders (which consent will not be unreasonably withheld), the Company will not, and (except for any such transaction between Restricted Subsidiaries that are Guarantors hereunder) will not permit any of its Restricted Subsidiaries to, purchase or otherwise acquire (whether by merger or otherwise) all or substantially all the assets of, or the equity interests in, any Person, unless, immediately before such purchase or acquisition and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; provided, however, that, if at any time the ratio of Consolidated Funded Debt to Consolidated EBITDA is greater than 3.75 to 1.00, the total cash and non-cash consideration paid and Debt assumed or incurred in connection with all such acquisitions made during the period from August 31, 1998 through such time of determination shall not exceed $40,000,000 in the aggregate, provided further that such ratio shall not at any time exceed the applicable ratio specified in paragraph 6C. If the Co-Makers request in writing that the Required Holders consent to any acquisition not otherwise permitted under this paragraph 6I, the Required Holders agree to respond to any such request within 14 days after the time such request is made and reasonable supporting documentation and information has been provided to the holders of the Notes.

          6J   Most Favored Lender Status.  The Company will not and will not permit any Subsidiary to enter into, assume or otherwise be bound or obligated under any agreement creating or evidencing Debt in excess of $5,000,000 containing one or more Additional Covenants or Additional Defaults, unless prior written consent to such agreement shall have been obtained pursuant to paragraph 11C; provided, however, in the event the Company or any Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without the prior written consent of the Required Holders, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Company further covenants to promptly execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holder(s) evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this paragraph 6J, but shall merely be for the convenience of the parties hereto.

     (i) Subparagraph (v) of paragraph 7A is amended by inserting the phrase "or paragraph 5M" immediately following the reference to "paragraph 6".

     (j) Paragraph 10B of the Note Agreement is amended by inserting the following new defined terms in the appropriate alphabetical order within such paragraph:

          "Acquired Assets" means any assets (including the capital stock of any Person) acquired by the Company or any of its Restricted Subsidiaries pursuant to transactions permitted by paragraph 6I.

          "Additional Covenant" shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of the covenants in paragraphs 5 and 6 of this Agreement, or related definitions in paragraph 10 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of the Debt created or evidenced by the document in which such covenant or similar restriction is contained (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of the covenants in paragraphs 5 and 6 of this Agreement, or related definitions in paragraph 10 of this Agreement.

          "Additional Default" shall mean any provision contained in any document or instrument creating or evidencing Debt of the Company which permits the holder or holders of Debt to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Company or any Subsidiary to purchase such Debt prior to the stated maturity thereof and which either (i) is similar to the Defaults and Events of Default contained in paragraph 7 of this Agreement, or related definitions in paragraph 10 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holders of such other Debt (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of the Defaults and Events of Default contained in paragraph 7 of this Agreement, or related definitions in paragraph 10 of this Agreement.

          "Ameri-Forge Disposition" means an Asset Disposition involving all (but not less than all) of the stock or all or substantially all of the assets of the Company's Subsidiary Ameri-Forge Corporation and its own Subsidiaries.

          "Ameri-Forge Write-Down" means the write-down of assets of Ameri-Forge Corporation from book value to fair market value.

          "Ameri-Forge Write-Down Amount" means, on any date, the lesser of (a) the actual aggregate amount that stockholders' equity of the Company has been reduced on or before such date by the Ameri-Forge Write Down or (b) $70,000,000.

          "APG Lime Corp. Disposition" shall mean an Asset Disposition involving all (but not less than all) of the stock or all or substantially all of the assets of the Company's Subsidiary APG Lime Corp. and its own Subsidiaries.

          "Consolidated EBITDA" shall mean, for any period, the sum of the following, calculated on a consolidated basis for the Company and its Restricted Subsidiaries without duplication: (a) Consolidated Net Income (or minus any consolidated net loss) for such period, plus (b) to the extent actually deducted in calculating Consolidated Net Income (or consolidated net loss), Consolidated Interest Expense (including the interest portion of Capitalized Lease Obligations), Income Taxes, depreciation, amortization, and other noncash charges, plus (c) losses (or minus gains) from the sale of fixed assets not in the ordinary course of business and other extraordinary or nonrecurring items, plus (d) nonrecurring costs actually incurred during such period for Synergy Events, provided such costs are described in reasonable detail on a schedule to the Officer's Certificate for such period delivered in accordance with the penultimate paragraph of paragraph 5A, less (e) dividends declared and paid to any Person other than a Co-Maker or a Guarantor; provided that with respect to Acquired Assets the Company shall prepare historical financial statements for the period from the beginning of the period for which Consolidated EBITDA is being calculated to the time of the acquisition of such Acquired Assets as if the Co-Maker or a Restricted Subsidiary owned the Acquired Assets from the beginning of the period for which Consolidated EBITDA is being calculated (it being understood such statements may contain (x) adjustments to reflect cost savings (annualized based on actual cost savings during such period after the date of such acquisition) attributable to a Synergy Event, as described in reasonable detail on a schedule to the Officer's Certificate for such period delivered in accordance with the penultimate paragraph of paragraph 5A, and (y) such other adjustments (as may be agreed to by the Required Holders) relating to Acquired Assets (other than costs for Synergy Events)).

          "Consolidated Funded Debt" shall mean, at any particular time, the sum of the following, calculated on a consolidated basis for the Company and its Restricted Subsidiaries in accordance with GAAP, without duplication:
     (a) all obligations for borrowed money (as a direct obligor on a promissory note, bond, debenture or other similar instrument), plus (b) all Capitalized Lease Obligations (other than the interest component of such obligations), plus (c) all obligations for the deferred purchase price of property excluding (i) trade accounts payable of such Person arising in the ordinary course of business, (ii) any such obligations which are non-recourse to the credit of the Co-Makers and (iii) obligations for earn-out payments which are contingent on performance in connection with the acquisition of a business.

          "Consolidated Interest Expense" shall mean, for any period, the aggregate interest expense of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP.

          "Consolidated Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholder's equity on a consolidated balance sheet of the Company and its Subsidiaries.

          "Credit Agreement Termination" shall mean that: (a) no Commitment (as defined in the Credit Agreement) remains outstanding under the Credit Agreement; and (b) the Credit Agreement has been permanently terminated and all notes and other obligations of the Company and its Subsidiaries thereunder have been paid in full.

          "Income Taxes" means federal, state, local and foreign income taxes.

          "Synergy Event" shall mean an action or measure actually taken by the Company or a Restricted Subsidiary to address factors such as overlapping functions and/or personnel resulting from an acquisition of Acquired Assets.

     (k) Paragraph 10B of the Note Agreement is hereby amended by deleting the definition of Consolidated Tangible Net Worth.

     (l) Exhibits A and B, in the forms attached hereto, hereby replace existing Exhibits A and B to the Note Agreement.

          Section 2. Replacement Notes. The Co-Makers and the Purchasers hereby agree that the forms of notes attached hereto as Exhibits A and B making certain changes to the Notes to reflect the provisions hereof regarding the rate of interest to accrue on the Notes, replace the existing Notes.

          Section 3. Effective Date. This Amendment shall become effective on the date hereof (the "Effective Date"), subject in all cases to the following having been received by and being satisfactory to the Purchasers:

     (a)  duly executed counterparts of this Amendment;

     (b) duly executed Notes in the forms attached to this Amendment, executed by the Co-Makers;

     (c) a copy of the Credit Agreement Amendment and the Credit Agreement as in effect on the Effective Date, certified by the Co-Makers;

     (d) certificates of the Secretary or Assistant Secretary of each of the Guarantors and the Co-Makers attaching and certifying copies of (i) the certificate of incorporation of such Guarantor or Co-Maker, as the case may be,
(ii) the bylaws of such Guarantor or Co-Maker, as the case may be, (iii) the resolutions of the board of directors of such Guarantor authorizing the execution and delivery of this Amendment; (iv) the resolutions of the board of directors of each Co-Maker authorizing the execution, delivery, and performance of this Amendment; and (v) the name, title and true signature of each officer of such Guarantor or Co-Maker, as the case may be, executing the Amendment; and

     (e) a favorable opinion of Jeanette H. Quay, general counsel of the Company, counsel for the Co-Makers and the Guarantors, satisfactory to the Purchasers and the Purchasers' special counsel and addressing such matters as the Purchasers may request;

     (f) payment by the Company to each Purchaser, and the receipt by Purchasers of evidence satisfactory to them of their receipt of, an amendment fee of 0.25% of the principal amount outstanding, as of the Effective Date, on the Notes held by such Purchaser.

     (g) evidence satisfactory to the Purchasers that the Purchasers' special counsel has received its fees, charges and disbursements charged or incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, and any other documents executed and delivered contemporaneously herewith or therewith, to the extent such fees, charges and disbursements are reflected in a statement of such special counsel tendered to the Co-Makers at least one Business Day prior to the execution of this Amendment.

     Section 4. Representations and Warranties. In order to induce the Purchasers to enter into this Amendment, each of the Co-Makers represents and warrants as follows:

     (a) Organization. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. GPX is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada. Each other Guarantor is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation.

     (b) Power and Authority. Each of the Co-Makers and each Guarantor has all requisite corporate power to execute, deliver and perform its obligations under this Amendment and the Notes executed by it. The execution, delivery and performance by the Co-Makers of this Amendment and the Notes and the execution and delivery by the Guarantors of this Amendment have been duly authorized by all requisite corporate action on the part of each of the Co-Makers or such
Guarantors, as the case may be.   Each of the Co-Makers has duly executed and
delivered this Amendment and the Notes, and this Amendment and the Notes constitute legal, valid and binding obligations of each of the Co-Makers, enforceable against the Co-Makers in accordance with their respective terms. Each of the Guarantors has duly executed and delivered this Amendment, and this Amendment constitutes the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms.

     (c) No Conflicts. Neither the execution and delivery of this Amendment or the Notes by the Co-Makers or the execution and delivery of this Amendment by the Guarantors, nor the consummation of the transactions contemplated hereby, nor fulfillment of nor compliance with the terms and provisions thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any security interest, lien or other encumbrance upon any of the properties or assets of the Co-Makers or the Guarantors pursuant to the certificate of incorporation or bylaws of the Co-Makers or the Guarantors, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Co-Makers or the Guarantors are subject.

     (d) Consents. Neither the nature of the business conducted by the Co-Makers, nor any of its properties, nor any relationship between the Co-Makers and any other Person, nor any circumstance in connection with the transactions contemplated by this Amendment is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body or any other Person in connection with the execution and delivery of this Amendment or fulfillment of or compliance with the terms and provisions hereof.

     (e) No Event of Default or Default. Immediately following the effectiveness of this Amendment, no Event of Default or Default exists.

     (f) Other. All representations and warranties of the Co-Makers in the Credit Agreement are true and correct on the date hereof, as though made on and as of such date.

     Section 5.  Miscellaneous.

     (a) References to Note Agreement. Upon and after the Effective Date, each reference to the Note Agreement in each document relating thereto shall mean and be a reference to such Note Agreement as amended by this Amendment.

     (b)  Ratification and Confirmation.   Except as specifically amended
herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

     (c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or any other holder of Notes, nor constitute a waiver of any provision of the Note Agreement (as amended by this Amendment), the Notes or any other document relating thereto.

     (d) Expenses. The Company confirms its agreement, pursuant to paragraph 11B of the Note Agreement, to pay promptly all expenses of Purchaser related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the Purchasers' special counsel.

     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, AND EACH OF THE PARTIES HERETO CHOOSES NEW YORK LAW TO GOVERN THIS AMENDMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL.
1995).

     (f) Counterparts. This Amendment may be executed in counterparts (including those transmitted by facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.

     [Remainder of Page Intentionally Left Blank; Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date first above written.


                         THE PRUDENTIAL INSURANCE COMPANY
                            OF AMERICA


                         By:
                            ----------------------------------------------------
                            Name:
                            Title:


                         PRINCIPAL LIFE INSURANCE COMPANY

                         By: PRINCIPAL CAPITAL MANAGEMENT, LLC, a Delaware limited liability company, its authorized signatory



                              By:
                                 -----------------------------------------------
                                    Title:
                                          --------------------------------------


                              By:
                                 -----------------------------------------------
                                    Title:
                                          --------------------------------------

                              PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

                              By: PRINCIPAL CAPITAL MANAGEMENT, LLC, a Delaware limited liability company, its authorized signatory


                              By:
                                 -----------------------------------------------
                                    Title:
                                          --------------------------------------


                              By:
                                 -----------------------------------------------
                                    Title:
                                          --------------------------------------


                         GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                         By:
                            ----------------------------------------------------
                            Name:
                            Title:


                         GPX CORP.



                         By:
                            ----------------------------------------------------
                            Name:
                            Title:



Each of the undersigned Guarantors, having guaranteed the obligations of the Co-Makers under the Note Agreement and the Notes issued thereunder, pursuant to a Guaranty dated as of August 31, 1998 (the "Guaranty") hereby consents, as of the date first above written, to the execution by the Co-Makers of the foregoing Amendment; and reaffirms that the obligations of the Co-Makers under the Note Agreement (defined above) as amended by the Amendment, and under the replacement

Notes issued pursuant to the Amendment constitute "Guaranteed Indebtedness" within the meaning of that Guaranty; and affirms that the Guaranty remains in full force and effect in favor of the Purchasers; and confirms that the representations made in Section 4 hereof, insofar as such representations relate to such Guarantor, are true and correct as of the date of the Amendment.


                                    GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    GPX CORP.



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    HARBISON-WALKER REFRACTORIES COMPANY



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    HARBISON-WALKER INTERNATIONAL
                                    REFRACTORIES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    AMERI-FORGE CORPORATION



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    A.P. GREEN REFRACTORIES, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                             FORM OF SERIES A NOTE
                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                                   GPX CORP.

               6.45% SENIOR NOTE, SERIES A, DUE January 31, 2002


No. A-_____                                                               [Date]
$_________


          FOR VALUE RECEIVED, the undersigned, GLOBAL INDUSTRIAL TECHNOLOGIES, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and GPX CORP., a corporation organized and existing under the laws of the State of Nevada (collectively, "Co-Makers"), hereby jointly and severally promise to pay to ___________________, or registered assigns, the principal sum of _______________________ DOLLARS on January 31, 2002, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 6.45% per annum from the date hereof, provided, however, that if a Credit Agreement Termination (as defined in the Agreement referred to below) has not occurred on or prior to August 1, 1999, such unpaid balance shall bear interest commencing August 1, 1999, until the principal thereof shall have become due and payable, at the rate of 10.45% per annum, such interest being payable semiannually on the 31st day of July and January in each year, commencing with the July or January next succeeding the date hereof, until the principal hereof shall have become due and payable, and
(b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the lesser of (a) the maximum rate permitted by applicable law or (b) the greater of (i) 8.45% or (ii) 2% over the rate of interest publicly announced by the Bank of New York from time to time in New York City as its Prime Rate; provided, however, that if a Credit Agreement Termination (as defined in the Agreement referred to below) has not occurred on or prior to August 1, 1999, the rate applicable under this clause (b) will be the greater of (i) 12.45% or (ii) 6% over the rate of interest publicly announced by the Bank of New York from time to time in New York City as its Prime Rate.

          Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is one of the 6.45% Senior Notes, Series A (the "Notes") issued pursuant to a Note Agreement, dated as of January 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among the Co-Makers and the original purchasers of the Series A Notes named in the Information Schedule attached thereto and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

          This Note is a registered Note and, as provided in and subject to the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Makers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Makers shall not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          The Co-Makers and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

          Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, Yield-Maintenance Amount, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

          The Co-Makers, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Co-Makers nor any other party liable or to become liable hereunder shall ever by liable for interest in excess of the amount determined at such maximum rate, and the provisions of paragraph 11R of the Agreement shall control over any contrary provision of this Note.

          This note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                                    GLOBAL INDUSTRIAL
                                       TECHNOLOGIES, INC.

                                    By:
                                         ---------------------------------------
                                         Vice President

                                    By:
                                         ---------------------------------------
                                         Treasurer


                                    GPX CORP.

                                    By:
                                         ---------------------------------------
                                         Vice President

                                    By:
                                         ---------------------------------------
                                         Treasurer

                                                                       EXHIBIT B


                             FORM OF SERIES B NOTE
                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                                   GPX CORP.

               6.76% SENIOR NOTE, SERIES B, DUE January 31, 2006

No. B-_____                                                               [Date]
$_________


          FOR VALUE RECEIVED, the undersigned, GLOBAL INDUSTRIAL TECHNOLOGIES, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and GPX CORP., a corporation organized and existing under the laws of the State of Nevada (collectively, "Co-Makers"), hereby jointly and severally promise to pay to ___________________, or registered assigns, the principal sum of _______________________ DOLLARS on January 31, 2006, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 6.76% per annum from the date hereof, provided, however, that if a Credit Agreement Termination (as defined in the Agreement referred to below) has not occurred on or prior to August 1, 1999, such unpaid balance shall bear interest commencing August 1, 1999, until the principal thereof shall have become due and payable, at the rate of 10.76% per annum, such interest being payable semiannually on the 31st day of July and January in each year, commencing with the July or January next succeeding the date hereof, until the principal hereof shall have become due and payable, and
(b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the lesser of (a) the maximum rate permitted by applicable law or (b) the greater of (i) 8.76% or (ii) 2% over the rate of interest publicly announced by the Bank of New York from time to time in New York City as its Prime Rate; provided, however, that if a Credit Agreement Termination has not occurred on or prior to August 1, 1999, the rate applicable under this clause (b) will be the greater of (i) 12.76% or (ii) 6% over the rate of interest publicly announced by the Bank of New York from time to time in New York City as its Prime Rate.

          Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is one of the 6.76% Senior Notes, Series B (the "Notes") issued pursuant to a Note Agreement, dated as of January 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among the Co-Makers and the original purchasers of the Series B Notes named in the Information Schedule attached thereto and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

          This Note is a registered Note and, as provided in and subject to the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Makers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Makers shall not be affected by any notice to the contrary.

          The Co-Makers agree to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          The Co-Makers and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

          Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Co-Makers agree to pay, in addition to the principal, Yield-Maintenance Amount, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

          The Co-Makers, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Co-Makers nor any other party liable or to become liable hereunder shall ever by liable for interest in excess of the amount determined at such maximum rate, and the provisions of paragraph 11R of the Agreement shall control over any contrary provision of this Note.

          This note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                                    GLOBAL INDUSTRIAL
                                       TECHNOLOGIES, INC.

                                    By:
                                         ---------------------------------------
                                         Vice President

                                    By:
                                         ---------------------------------------
                                         Treasurer


                                    GPX CORP.

                                    By:
                                         ---------------------------------------
                                         Vice President

                                    By:
                                         ---------------------------------------
                                         Treasurer